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          SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C.  20549

                       FORM 8-K/A

                    CURRENT REPORT

          PURSUANT TO SECTION 13 OR 15(D) OF
          THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):November 20,1998


                  WSFS FINANCIAL CORPORATION
--------------------------------------------------------------
(Exact name of registrant as specified in its charter)


       DELAWARE                   0-16668           22-2866913
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(State or other jurisdiction    (Commission     (I.R.S. employer
    of incorporation)           file number)  identification no.)



838 MARKET STREET, WILMINGTON, DELAWARE                   19899
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(Address of principal executive offices)               (Zip code)


Registrant's telephone number, including area code:(302) 792-6000
                                                   --------------

                         Not Applicable
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(Former name or former address, if changed since last report)

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               Exhibit Index on Page 2
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ITEM 5.  OTHER EVENTS
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     On November 20, 1998, the Registrant's wholly owned
subsidiary, WSFS Capital Trust I (the "Trust") issued $50,000,000 aggregate liquidation amount of Floating Rate Cumulative Trust Preferred Securities at a public offering price of $1,000 per Trust Preferred Security. Distributions will be paid on the Trust Preferred Securities at a variable rate, reset quarterly, equal to three-month LIBOR plus 250 basis points.
The Trust Preferred Securities are guaranteed by the Registrant based on several obligations. The Trust invested the proceeds from such sale into $50,000,000 aggregate principal amount of Floating Rate Junior Subordinated Debentures due December 1, 2028 of the Company with the same financial terms and payment obligations as the Trust Preferred Securities.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS
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     (a)  Financial Statements of Businesses Acquired.  None
          -------------------------------------------

     (b)  Pro Forma Financial Information. None
          -------------------------------

     (c)  Exhibits. The following exhibits are filed as part
          --------  of this report on Form 8-K:

     EXHIBIT NO.         DESCRIPTION
     ----------          -----------
        1.1         Underwriting Agreement dated November
                    17, 1998, between Sandler O'Neill &
                    Partners, L.P. and WSFS Financial
                    Corporation and Wilmington Savings Fund
                    Society, Federal Savings Bank

        4.1         Amended and Restated Trust Agreement of
                    WSFS Capital I

        4.2         Officers Certificate and Company Order
                    for Floating Rate Junior  Subordinated
                    Debentures due December 1, 2028

        4.3         Trust Preferred Securities Guarantee
                    Agreement

        4.4         Form of Trust Preferred Security
                    (included in Exhibit 4.1)

        4.5         Form of Floating Rate Junior Subordinated
                    Debenture due December 1, 2028

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                         SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly author-ized.

                              WSFS FINANCIAL CORPORATION



Date: November 20, 1998       BY:  /s/ Marvin N. Schoenhals
                                   -----------------------------
                                   Marvin N. Schoenhals
                                   Chairman, President
                                   and Chief Executive Officer